UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21983

NASDAQ Premium Income & Growth Fund Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeking to provide a high level of after-tax total return.

Annual Report December 31, 2013

QQQX

NASDAQ Premium Income & Growth Fund Inc.

DPD

Dow 30SM Premium & Dividend Income Fund Inc.

DPO

Dow 30SM Enhanced Premium & Income Fund Inc.

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Table

of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage	8
Share Information	9
Risk Considerations	11
Performance Overview and Holding Summaries	12
Report of Independent Registered Public Accounting Firm	15
Portfolios of Investments	16
Statement of Assets and Liabilities	29
Statement of Operations	30
Statement of Changes in Net Assets	31
Financial Highlights	32
Notes to Financial Statements	34
Additional Fund Information	45
Glossary of Terms Used in this Report	46
Reinvest Automatically, Easily and Conveniently	47
Board Members & Officers	48

Nuveen Investments

Chairman's Letter

to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from its financial crisis while the emerging markets appear to be struggling with the downshift of China's growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcomes add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen's investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Nuveen Fund Board
February 21, 2014

Nuveen Investments

Portfolio Managers'

Comments

NASDAQ Premium Income & Growth Fund Inc. (QQQX)

Dow 30SM Premium & Dividend Income Fund Inc. (DPD)

Dow 30SM Enhanced Premium & Income Fund Inc. (DPO)

The Funds are managed by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Keith B. Hembre, CFA, David A. Friar and James A. Colon, CFA, manage the portfolios.

Effective December 20, 2013, James Colon is no longer a co-portfolio manager of the Funds' option overlay strategy, but remains with Nuveen Asset Management.

Here the portfolio managers discuss general market conditions and trends, their management strategies and the performance of the Funds for the twelve-month reporting period ended December 31, 2013.

What factors affected the U.S. economy and the equity market during the twelve-month reporting period ended December 31, 2013?

During the first part of this reporting period, widespread uncertainty about the next step for the Federal Reserve's (Fed) quantitative easing program and the potential impact on the economy and financial markets led to increased market volatility. After surprising the market in September 2013 with its decision to wait for additional evidence of an improving economy before making any adjustments to the program, the Fed announced on December 18th that it would begin tapering its monthly bond-buying program by $10 billion (to $75 billion) in January 2014.

Early in this reporting period, the outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the "fiscal cliff." The tax consequences of the fiscal cliff situation were averted through a last-minute deal that raised payroll taxes, but left in place a number of tax breaks. However, lawmakers failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. This triggered a program of automatic spending cuts (or sequestration) that impacted federal programs beginning March 1, 2013. Although Congress later passed legislation that established federal funding levels for the remainder of fiscal 2013, the federal budget for fiscal 2014 continued to be debated. On October 1, 2013, the start date for fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014, and suspending the debt limit until February 7, 2014. At the end of the reporting period, Congress passed a federal budget deal that would guide government spending into 2015 and defuse the chances of another shutdown. In addition to the ongoing political debate over federal spending, Chairman Bernanke's June 2013 remarks about tapering the Fed's asset purchase program touched off widespread uncertainty about the next step for the Fed's quantitative easing program and about the potential impact on the economy and financial markets, leading to increased market volatility.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments

Portfolio Managers' Comments (continued)

In the third quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 4.1%, up from 2.5% for the second quarter of 2013, continuing the pattern of positive economic growth for the tenth consecutive quarter. The Consumer Price Index (CPI) rose 1.5% year-over-year as of December 2013, while the core CPI (which excludes food and energy) increased 1.7% during the same period, staying within the Fed's unofficial objective of 2.0% or lower for this inflation measure. Improvements in the labor markets continued to be slow, and unemployment remained above the Fed's target of 6.5%. As of December 2013, the national unemployment rate was 6.7%, down from 7.0% in November 2013. The housing market continued to deliver good news, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 13.7% for the twelve months ended November 2013 (most recent data available at the time this report was prepared), the largest twelve-month percentage gain for the index since February 2006.

For much of the reporting period, low interest rates and a fairly benign macro environment caused U.S. investors to move out the risk spectrum, resulting in robust flows into U.S. equity funds. Leading U.S. stock market indexes, including the S&P 500® Index, the Dow Jones Industrial Average and the Russell 2000® Index, each hit all-time highs during the reporting period. The S&P 500® Index gained 32.39% and the Dow Jones Industrial Average gained 29.65% during the reporting period. In contrast, the CBOE S&P 500 BuyWrite Index (BXM), which is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index, averaged 13.25% for the twelve-month reporting period versus 32.39% for the S&P 500® Index. In fact, eight out of the twelve months of the reporting period the BXM underperformed the S&P 500® Index.

What key strategies were used to manage the Funds during this twelve-month reporting period ended December 31, 2013?

Each Fund pursues a two-part investment strategy, consisting of an equity strategy and an option overlay strategy.

QQQX's core equity strategy is to invest in an optimized portfolio of equities designed to track the price movement of the NASDAQ-100 Index, a market capitalization weighted index. The option overlay is designed to provide incremental cash flow and serve as a risk management strategy by lowering the overall beta of the Fund. Index call options are written on approximately 30-50% of the Fund's net asset value (NAV).

DPD's core equity strategy is to invest in a portfolio of equities designed to track the price movement of the Dow Jones Industrial Average (DJIA). As the DJIA is a price weighted index, this is accomplished by holding an equal number of shares in each index component. The option overlay is designed to provide incremental cash flow and serve as a risk management strategy by lowering the overall beta of the Fund. Call options are written on all the stocks held in the portfolio, generally between 20%-60% of the notional equity exposure.

DPO's core equity strategy is to invest in a portfolio of equities designed to track the price movement of the DJIA. Total exposure to the equity strategy is augmented by the purchase of other securities or financial instruments, primarily swap contracts, designed to provide additional investment exposure (i.e. leverage) to the return of the DJIA stocks. The option overlay is designed to provide incremental cash flow and serve as a risk management strategy by lowering the overall beta of the Fund. Call options are written on all the stocks held in the portfolio, generally on a pro-rata basis. The overlay percentage is typically between 20%-60% of the total notional exposure of each of the underlying stocks within the portfolio.

DPO may also purchase call options for the purpose of implementing call spreads and similar options strategies. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying security, index or instrument with the same expiration date but with different exercise prices. In entering into call spreads, the Fund generally will sell an at-the-money or slightly out-of-the-money call option and purchase an out-of-the-money call option that has a strike price higher than the strike price of the option written by the Fund. The call spreads utilized by the Fund generally will generate less net option premium than writing calls, but limit the overall risk of the strategy (in

Nuveen Investments

rapidly rising markets) by capping the Fund's liability from the written call while simultaneously allowing for additional upside above the strike price of the purchased call.

How did the Funds perform during this twelve-month reporting period ended December 31, 2013?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for the Funds for the one-year, five-year and since inception periods ended December 31, 2013. For the twelve-month period ended December 31, 2013, the shares at NAV for QQQX and DPD underperformed their comparative indexes, while DPO outperformed its comparative index.

QQQX seeks to dampen the beta of the overall portfolio by selling call options on a percentage of the Fund's NAV. This strategy provides incremental cash flow to the Fund, and also allows the Fund to participate in any equity market rally for the portion of the Fund's assets that are not included in the call overwrite, typically an amount corresponding to between 30% and 50% of the Fund's assets. Those portions of the Fund subject to overwrite have their upside potential capped at the amount of premium received for the option. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns relative to the benchmark. In rising markets, the options can hurt the Fund's total return relative to the benchmark. The reporting period was marked by a rising market, coupled with minimal volatility levels. As a result, while posting double-digit returns for the reporting period, the Fund underperformed its index.

The equity portfolio of DPD is constructed to substantially replicate the securities in the DJIA, and therefore the Fund's performance is expected to be very similar to this measure. As described previously, the Fund seeks to dampen the beta of the overall portfolio by selling call options on a pro-rata percentage of each security held in the portfolio. The options sold provide incremental cash flow in exchange for giving up the potential upside of each stock above the options strike price. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns relative to the benchmark. In rising markets, the options can hurt the Fund's total return relative to the benchmark, which is what occurred during the reporting period. As a result, while posting double-digit returns for the reporting period, the Fund underperformed its index.

DPO seeks to dampen the beta of the overall portfolio by selling call options on a pro-rata percentage of each name held in the portfolio. The options sold provide incremental cash flow in exchange for giving up the potential upside of each stock above the options strike price. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns relative to the benchmark. In rising markets, the options can hurt the Fund's total return relative to the benchmark, which is what occurred during the reporting period. The Fund also invested approximately 25% of the portfolio in swaps that receive the total return of the DJIA while paying a floating rate of interest, adding leverage and equity exposure to the Fund. The Fund's swaps positively contributed to performance which resulted in the Fund's outperformance versus its index for the reporting period.

Nuveen Investments

Fund

Leverage

IMPACT OF DPO'S LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of DPO relative to the index was the Fund's use of leverage through the use of total return swap contracts. QQQX and DPD do not use leverage. DPO uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a positive impact on the performance of DPO over this reporting period. During the period, the Fund held total return swap contracts that receive the total return of the Dow Jones Industrial Average (DJIA) while paying a floating rate of interest, adding leverage and additional equity exposure to the Fund. During the period, the DJIA rose while the additional equity exposure and leverage created by the total return swap contracts contributed positively to performance.

As of December 31, 2013, DPO's percentage of leverage is as shown in the accompanying table.

DPO
Effective Leverage*	22.19%

*  Effective leverage is the Fund's effective economic leverage, and includes the leverage effects of certain derivative and other investments in the Fund's portfolio that increase the Fund's investment exposure.

DPO'S LEVERAGE

Total Return Swap Contracts

DPO employs leverage through the use of total return swap contracts. As of December 31, 2013, the Fund had outstanding total return swap contracts with a notional value of $113,987,200.

Refer to Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Swap Contracts for further details on total return swap contracts.

Nuveen Investments

Share

Information

DISTRIBUTION INFORMATION

The following information regarding each Fund's distributions is current as of December 31, 2013. Each Fund's distribution level may vary over time based on the Fund's investment activities and portfolio investment value changes.

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from projected long-term returns (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund's return falls short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when a Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time distributions are paid may differ from both the tax information reported to you in your Fund's IRS From 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

Nuveen Investments

Share Information (continued)

The following table provides estimated information regarding each Fund's distributions and total return performance for the fiscal year ended December 31, 2013. This information is intended to help you better understand whether the Funds' returns for the specified time period were sufficient to meet their distributions.

As of December 31, 2013	QQQX	DPD	DPO
Inception date	1/30/07	4/29/05	5/30/07
Fiscal year (calendar year) ended December 31, 2013:
Per share distribution:
From net investment income	$0.07	$0.54	$0.53
From long-term capital gains	0.00	0.43	0.00
From short-term capital gains	0.00	0.00	0.00
Return of capital	1.14	0.09	0.34
Total per share distribution	$1.21	$1.06	$0.87
Distribution rate on NAV	6.53%	6.38%	6.23%
Current distribution rate*	6.79%	6.83%	6.64%
Average annual total returns:
1-Year on NAV	31.30%	23.93%	32.18%
5-Year on NAV	21.27%	14.63%	19.23%
Since inception on NAV	9.75%	7.86%	6.77%

*  Current distribution rate is based on the Funds' current annualized quarterly distribution divided by the Funds' current market price. The Funds' quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Funds' cumulative net ordinary income and net realized gains are less than the amount of the Funds' distributions, a return of capital for tax purposes.

SHARE REPURCHASES

During November 2013, the Nuveen Funds' Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

Since the inception of the Funds' repurchase programs, the Funds have not repurchased any of their outstanding shares.

	QQQX	DPD	DPO
Share Cummulatively Repurchase and Retired	—	—	—
Share Authorized for Repurchase	1,850,000	1,200,000	2,785,000

OTHER SHARE INFORMATION

As of December 31, 2013, and during the current reporting period, the Funds' share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	QQQX	DPD	DPO
Share NAV	$18.54	$16.62	$13.97
Share Price	$17.80	$15.57	$13.13
Premium/(Discount) to NAV	(3.99)%	(6.32)%	(6.01)%
12-Month Average Premium/(Discount) to NAV	(1.09)%	(5.27)%	(5.62)%

Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. A Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Call Option Risk. The value of call options sold (written) by the Funds will fluctuate. The Funds may not participate in any appreciation of their equity portfolios as fully as they would if the Funds did not sell call options. In addition, the Funds will continue to bear the risk of declines in the value of their equity portfolios.

Index Call Option Risk. Because index options are settled in cash, sellers of index call options, such as the Funds, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

QQQX

NASDAQ Premium Income & Growth Fund, Inc.

Performance Overview and Holding Summaries as of December 31, 2013

Average Annual Total Returns as of December 31, 2013

	Average Annual
	1-Year	5-Year	Since Inception[1]
QQQX at NAV	31.30%	21.27%	9.75%
QQQX at Share Price	27.04%	25.30%	8.89%
NASDAQ 100 Index	36.92%	25.56%	11.68%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Portfolio Allocation2,3

(as a % of total investments)

Common Stocks	100.0%

Portfolio Composition2,3

(as a % of total investments)

Computers & Peripherals	14.7%
Internet Software & Services	13.7%
Software	11.4%
Biotechnology	10.9%
Semiconductors & Equipment	9.3%
Communications Equipment	7.9%
Internet & Catalog Retail	7.9%
Media	6.7%
Other	17.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Since inception returns are from 1/30/07.

2  Holdings are subject to change.

3  Excluding investments in derivatives.

Nuveen Investments

DPD

Dow 30SM Premium & Dividend Income Fund, Inc.

Performance Overview and Holding Summaries as of December 31, 2013

Average Annual Total Returns as of December 31, 2013

	Average Annual
	1-Year	5-Year	Since Inception[1]
DPD at NAV	23.93%	14.63%	7.86%
DPD at Share Price	26.09%	13.55%	6.61%
Dow Jones Industrial Average	29.65%	16.74%	8.60%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Portfolio Allocation2,3

(as a % of total investments)

Common Stocks	97.2%
Exchange-Traded Funds	1.8%
Short-Term Investments	1.0%

Portfolio Composition2,3

(as a % of total investments)

IT Services	15.4%
Aerospace & Defense	9.4%
Oil, Gas & Consumable Fuels	8.5%
Capital Markets	6.7%
Pharmaceuticals	6.5%
Industrial Conglomerates	6.3%
Hotels, Restaurants & Leisure	3.7%
Machinery	3.4%
Consumer Finance	3.4%
Insurance	3.4%
Diversified Telecommunication Services	3.2%
Specialty Retail	3.1%
Household Products	3.1%
Food & Staples Retailing	3.0%
Short-Term Investments	1.0%
Other	19.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Since inception returns are from 4/29/05.

2  Holdings are subject to change.

3  Excluding investments in derivatives.

Nuveen Investments

DPO

Dow 30SM Enhanced Premium & Income Fund, Inc.

Performance Overview and Holding Summaries as of December 31, 2013

Average Annual Total Returns as of December 31, 2013

	Average Annual
	1-Year	5-Year	Since Inception[1]
DPO at NAV	32.18%	19.23%	6.77%
DPO at Share Price	31.31%	20.42%	5.13%
Dow Jones Industrial Average	29.65%	16.74%	5.85%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Portfolio Allocation2,3

(as a % of total investments)

Common Stocks	97.3%
Exchange-Traded Funds	1.9%
Short-Term Investments	0.8%

Portfolio Composition2,3

(as a % of total investments)

IT Services	15.5%
Aerospace & Defense	9.4%
Oil, Gas & Consumable Fuels	8.5%
Capital Markets	6.7%
Pharmaceuticals	6.5%
Industrial Conglomerates	6.3%
Hotels, Restaurants & Leisure	3.7%
Machinery	3.4%
Consumer Finance	3.4%
Insurance	3.4%
Diversified Telecommunication Services	3.2%
Specialty Retail	3.1%
Household Products	3.1%
Food & Staples Retailing	3.0%
Textiles, Apparel & Luxury Goods	3.0%
Short-Term Investments	0.8%
Other	17.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Since inception returns are from 5/30/07.

2  Holdings are subject to change.

3  Excluding investments in derivatives.

Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
NASDAQ Premium Income & Growth Fund Inc.
Dow 30SM Premium & Dividend Income Fund Inc.
Dow 30SM Enhanced Premium & Income Fund Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NASDAQ Premium Income & Growth Fund Inc., Dow 30SM Premium & Dividend Income Fund Inc. and Dow 30SM Enhanced Premium & Income Fund Inc. (hereinafter referred to as the "Funds") at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL
February 27, 2014

Nuveen Investments

QQQX

NASDAQ Premium Income & Growth Fund Inc.

Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 101.5%
	COMMON STOCKS – 101.5%
	Aerospace & Defense – 0.6%
2,843	Lockheed Martin Corporation	$422,640
2,019	Precision Castparts Corporation	543,717
8,828	United Technologies Corporation	1,004,626
	Total Aerospace & Defense	1,970,983
	Air Freight & Logistics – 0.4%
2,768	FedEx Corporation	397,955
8,274	United Parcel Service, Inc., Class B	869,432
4,069	UTI Worldwide, Inc.	71,452
	Total Air Freight & Logistics	1,338,839
	Airlines – 0.1%
6,915	Ryanair Holdings PLC, (2)	324,521
	Auto Components – 0.3%
1,406	Autoliv Inc.	129,071
2,364	BorgWarner Inc.	132,171
10,993	Gentex Corporation	362,659
4,227	Lear Corporation	342,260
	Total Auto Components	966,161
	Beverages – 0.1%
4,447	Brown-Forman Corporation	336,060
1,705	PepsiCo, Inc.	141,413
	Total Beverages	477,473
	Biotechnology – 11.1%
14,421	Alkermes Inc., (2)	586,358
30,000	Amgen Inc., (3)	3,424,800
11,732	BioMarin Pharmaceutical Inc., (2)	824,408
55,000	Celgene Corporation, (2)	9,292,800
9,456	Cubist Pharmaceuticals Inc., (2)	651,235
3,743	Genomic Health, Inc., (2)	109,558
220,000	Gilead Sciences, Inc., (2)	16,533,000
6,049	Immunogen, Inc., (2)	88,739
9,571	Incyte Pharmaceuticals Inc.	484,580
10,136	ISIS Pharmaceuticals, Inc., (2)	403,818
36,642	Lexicon Genetics, Inc., (2)	65,956
12,904	Myriad Genentics Inc., (2)	270,726
9,000	Regeneron Pharmaceuticals, Inc., (2)	2,477,160
12,177	Seattle Genetics, Inc.	485,741
3,054	Theravance Inc.	108,875
6,117	United Therapeutics Corporation, (2)	691,710
20,000	Vertex Pharmaceuticals Inc., (2)	1,486,000
	Total Biotechnology	37,985,464

Nuveen Investments

Shares	Description (1)	Value
	Capital Markets – 0.4%
4,494	Franklin Resources, Inc.	$259,439
11,627	SEI Investments Company	403,806
5,883	T. Rowe Price Group Inc.	492,819
5,152	TD Ameritrade Holding Corporation	157,857
	Total Capital Markets	1,313,921
	Chemicals – 0.5%
2,138	Air Products & Chemicals Inc.	238,986
5,970	Ecolab Inc.	622,492
7,810	Methanex Corporation	462,664
1,163	Monsanto Company	135,548
3,448	Praxair, Inc.	448,343
	Total Chemicals	1,908,033
	Commercial Services & Supplies – 0.6%
3,842	Cintas Corporation	228,945
5,162	Copart Inc., (2)	189,187
2,907	Iron Mountain Inc.	88,227
7,605	KAR Auction Services Inc.	224,728
3,753	Rollins Inc.	113,678
15,000	Tetra Tech, Inc., (2)	419,700
3,738	United Stationers, Inc.	171,537
4,788	Waste Connections Inc.	208,900
9,417	Waste Management, Inc.	422,541
	Total Commercial Services & Supplies	2,067,443
	Communications Equipment – 8.0%
604,206	Cisco Systems, Inc., (3)	13,564,425
21,858	Ericsson LM Telefonaktiebolaget	267,542
184,022	QUALCOMM, Inc.	13,663,634
	Total Communications Equipment	27,495,601
	Computers & Peripherals – 15.0%
88,000	Apple, Inc., (3)	49,377,680
8,806	EMC Corporation	221,471
24,822	SanDisk Corporation	1,750,944
	Total Computers & Peripherals	51,350,095
	Containers & Packaging – 0.0%
1,377	Silgan Holdings, Inc.	66,124
	Distributors – 0.4%
40,470	LKQ Corporation, (2)	1,331,463
	Diversified Consumer Services – 0.0%
1,285	Strayer Education Inc., (2)	44,294
	Diversified Telecommunication Services – 0.3%
11,623	AT&T Inc.	408,665
12,086	Verizon Communications Inc.	593,906
	Total Diversified Telecommunication Services	1,002,571
	Electrical Equipment – 0.1%
4,297	Eaton PLC	327,088
	Electronic Equipment & Instruments – 0.3%
995	Amphenol Corporation, Class A	88,734
3,675	Arrow Electronics, Inc., (2)	199,369

Nuveen Investments

QQQX  NASDAQ Premium Income & Growth Fund Inc. (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	Electronic Equipment & Instruments (continued)
5,960	Avnet Inc.	$262,896
13,756	National Instruments Corporation	440,467
1,870	Plexus Corporation, (2)	80,952
	Total Electronic Equipment & Instruments	1,072,418
	Food & Staples Retailing – 0.3%
2,453	Casey's General Stores, Inc.	172,323
5,132	CVS Caremark Corporation	367,297
6,862	Fresh Market Inc., (2)	277,911
1,050	PriceSmart, Inc.	121,317
	Total Food & Staples Retailing	938,848
	Health Care Equipment & Supplies – 0.9%
11,141	Abbott Laboratories	427,035
4,453	Baxter International, Inc.	309,706
2,926	Becton, Dickinson and Company	323,294
1,655	C. R. Bard, Inc.	221,671
6,787	Covidien PLC	462,195
1,123	Idexx Labs Inc., (2)	119,454
9,210	Medtronic, Inc.	528,562
2,552	Saint Jude Medical Inc.	158,096
3,714	Stryker Corporation	279,070
1,202	Varian Medical Systems, Inc., (2)	93,383
2,561	Zimmer Holdings, Inc.	238,660
	Total Health Care Equipment & Supplies	3,161,126
	Health Care Providers & Services – 2.1%
7,890	AmerisourceBergen Corporation	554,746
7,457	Cardinal Health, Inc.	498,202
75,000	Express Scripts, Holding Company, (2)	5,268,000
5,773	McKesson HBOC Inc.	931,762
1,606	Patterson Companies, Inc.	66,167
	Total Health Care Providers & Services	7,318,877
	Health Care Technology – 0.1%
8,481	Allscripts Healthcare Solutions Inc., (2)	131,116
13,136	Quality Systems Inc.	276,644
	Total Health Care Technology	407,760
	Hotels, Restaurants & Leisure – 0.9%
3,330	Cheesecake Factory Inc.	160,739
2,690	Darden Restaurants, Inc.	146,255
1,773	Panera Bread Company, (2)	313,271
13,593	Wynn Resorts Ltd	2,639,897
	Total Hotels, Restaurants & Leisure	3,260,162
	Household Durables – 0.0%
100	NVR Inc., (2)	102,601
	Household Products – 0.1%
3,724	Procter & Gamble Company	303,171
	Industrial Conglomerates – 0.1%
1,793	3M Co.	251,468
3,005	Danaher Corporation	231,986
	Total Industrial Conglomerates	483,454

Nuveen Investments

Shares	Description (1)	Value
	Insurance – 0.1%
5,268	CNA Financial Corporation	$225,945
	Internet & Catalog Retail – 8.0%
50,000	Amazon.com, Inc., (2)	19,939,500
10,000	Groupon Inc.	117,700
1,604	Hosting Site Network, Inc.	99,929
6,208	priceline.com Incorporated, (2)	7,216,179
	Total Internet & Catalog Retail	27,373,308
	Internet Software & Services – 13.9%
31,000	Baidu Inc., (2)	5,514,280
147,828	eBay Inc., (2), (3)	8,114,279
28,325	Google Inc., Class A, (2)	31,744,111
11,128	IAC/InterActiveCorp.	764,382
4,807	J2 Global Inc.	240,398
1,436	Mercadolibre, Inc.	154,786
7,516	Netease.com, Inc.	590,758
4,376	NIC, Incorporated	108,831
1,733	Sina Corporation	146,005
8,335	ValueClick, Inc., (2)	194,789
5,270	WebMD Health Corporation, Class A, (2)	208,165
	Total Internet Software & Services	47,780,784
	IT Services – 2.0%
4,453	Acxiom Corporation, (2)	164,672
27,590	Amdocs Limited	1,137,812
10,704	Computer Sciences Corporation	598,140
5,989	CSG Systems International Inc.	176,077
19,208	Genpact Limited	352,851
1,448	Global Payments Inc.	94,106
19,648	Henry Jack and Associates Inc.	1,163,358
9,723	International Business Machines Corporation (IBM)	1,823,743
5,008	Leidos Holdings Inc.	232,822
8,650	ManTech International Corporation, Class A	258,895
3,931	NeuStar, Inc., (2)	196,000
6,846	Sapient Corporation, (2)	118,847
2,862	Science Applications International Corporation	94,646
2,118	Teradata Corporation, (2)	96,348
8,580	Total System Services Inc.	285,542
	Total IT Services	6,793,859
	Life Sciences Tools & Services – 0.9%
4,788	Charles River Laboratories International, Inc., (2)	253,956
14,460	ICON plc	584,329
5,980	Luminex Corporation, (2)	116,012
20,567	Techne Corporation	1,947,078
1,133	Thermo Fisher Scientific, Inc.	126,160
	Total Life Sciences Tools & Services	3,027,535
	Machinery – 0.4%
2,571	AGCO Corporation	152,177
18,967	CNH Industrial NV	215,275
1,251	Deere & Company	114,254
7,181	Makita Corporation, ADR, (6)	380,593
3,641	Nordson Corporation	270,526
2,114	WABCO Holdings Inc., (2)	197,469
	Total Machinery	1,330,294

Nuveen Investments

QQQX  NASDAQ Premium Income & Growth Fund Inc. (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	Media – 6.8%
230,000	Comcast Corporation, Class A, (3)	$11,951,950
14,000	Discovery Communications inc., Class A Shares, (2)	1,265,880
2,045	Lamar Advertising Company, (2)	106,851
51,332	News Corporation, Class A Shares, (2)	925,003
11,375	Omnicom Group, Inc.	845,959
2,345	Scripps Networks Interactive, Class A Shares	202,631
205,331	Twenty First Century Fox Inc., Class A Shares	7,223,545
6,836	WPP Group PLC	785,183
	Total Media	23,307,002
	Multiline Retail – 0.4%
7,979	Dollar General Corporation, (2)	481,293
10,757	Macy's, Inc.	574,424
2,818	Nordstrom, Inc.	174,152
	Total Multiline Retail	1,229,869
	Office Electronics – 0.1%
29,579	Xerox Corporation	359,976
1,872	Zebra Technologies Corporation, Class A, (2)	101,238
	Total Office Electronics	461,214
	Pharmaceuticals – 1.2%
11,141	AbbVie Inc.	588,356
1,753	Actavis Inc., (2)	294,504
4,275	Allergan, Inc.	474,867
3,606	Bristol-Myers Squibb Company	191,659
8,946	Endo Pharmaceuticals Holdings Inc., (2)	603,497
12,362	Forest Laboratories, Inc., (2)	742,091
848	Mallinckrodt PLC, (2)	44,316
6,009	Shire plc, ADR	849,012
5,980	ViroPharma, Inc., (2)	298,103
	Total Pharmaceuticals	4,086,405
	Professional Services – 0.6%
6,314	Equifax Inc.	436,234
2,798	IHS Inc.	334,921
1,389	Towers Watson & Company, Class A Shares	177,250
15,000	Verisk Analytics Inc, Class A Shares	985,800
	Total Professional Services	1,934,205
	Road & Rail – 0.5%
3,987	CSX Corporation	114,706
19,779	Heartland Express, Inc.	388,064
4,374	J.B. Hunt Transports Serives Inc.	338,110
9,051	Landstar System	519,980
8,819	Werner Enterprises, Inc.	218,094
	Total Road & Rail	1,578,954
	Semiconductors & Equipment – 9.4%
9,078	Aixtron AG, Aachen SH	131,813
28,000	Analog Devices, Inc.	1,426,040
20,000	ARM Holdings PLC	1,094,800
2,443	ASM International NV	80,619
12,580	ASML Holding NV	1,178,746
2,227	Cabot Microelectronics Corporation, (2)	101,774
20,000	Cree, Inc., (2)	1,251,400
5,040	Hittite Microwave Corporation, (2)	311,119
575,000	Intel Corporation, (3)	14,927,000
5,743	International Rectifier Corporation, (2)	149,720
11,540	Intersil Holding Corporation, Class A	132,364

Nuveen Investments

Shares	Description (1)	Value
	Semiconductors & Equipment (continued)
4,477	Lam Research Corporation, (2)	$243,773
17,996	LSI Logic Corporation	198,316
2,198	Mellanox Technologies, Limited	87,854
121,609	Micron Technology, Inc., (2)	2,646,212
8,107	Microsemi Corporation, (2)	202,270
72,634	NVIDIA Corporation	1,163,597
7,270	NXP Semiconductors NV, (2)	333,911
27,886	ON Semiconductor Corporation	229,781
5,933	Power Integrations Inc.	331,180
11,023	Rambus Inc., (2)	104,388
5,950	Semtech Corporation, (2)	150,416
10,146	Silicon Laboratories Inc., (2)	439,423
44,749	Siliconware Precision Industries Company Limited	267,599
8,537	Skyworks Solutions Inc., (2)	243,817
50,000	Taiwan Semiconductor Manufacturing Company Limited	872,000
7,657	Tessera Technologies Inc.	150,919
90,000	Texas Instruments Incorporated, (3)	3,951,900
	Total Semiconductors & Equipment	32,402,751
	Software – 11.6%
1,606	ACI Worldwide, Inc., (2)	104,390
5,000	Advent Software Inc.	174,950
7,378	Ansys Inc., (2)	643,362
2,847	Blackbaud, Inc.	107,190
18,065	Cadence Design Systems, Inc., (2)	253,271
16,834	Compuware Corporation	188,709
3,694	Concur Technologies, Inc., (2)	381,147
4,334	Informatica Corporation, (2)	179,861
15,000	Micros Systems, Inc., (2)	860,550
740,000	Microsoft Corporation	27,698,200
1,584	Microstrategy Inc., (2)	196,796
1,330	NetSuite Inc., (2)	137,017
5,556	Open Text Corporation	510,930
150,000	Oracle Corporation, (3)	5,739,000
12,402	Parametric Technology Corporation, (2)	438,907
6,511	Progress Software Corporation, (2)	168,179
5,477	Red Hat, Inc., (2)	306,931
2,052	Salesforce.com, Inc., (2)	113,250
3,202	Solera Holdings Inc.	226,574
2,640	SS&C Technologies Holdings Inc., (2)	116,846
25,778	Synopsys Inc., (2)	1,045,813
5,497	Tibco Software Inc., (2)	123,573
	Total Software	39,715,446
	Specialty Retail – 2.0%
3,231	Aaron Rents Inc.	94,991
4,472	Advance Auto Parts, Inc.	494,961
18,980	Ascena Retail Group Inc., (2)	401,617
1,202	AutoZone, Inc., (2)	574,484
4,581	CarMax, Inc., (2)	215,399
3,340	Dick's Sporting Goods Inc.	194,054
8,570	Gap, Inc.	334,916
10,855	PetSmart Inc.	789,701
9,254	Rent-A-Center Inc.	308,528
5,369	Sally Beauty Holdings Inc.	162,305
5,585	Signet Jewelers Limited	439,540
5,134	Tiffany & Co.	476,330
14,382	TJX Companies, Inc.	916,560
16,094	Tractor Supply Company	1,248,573
2,515	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	242,745
2,384	Williams-Sonoma Inc.	138,940
	Total Specialty Retail	7,033,644

Nuveen Investments

QQQX  NASDAQ Premium Income & Growth Fund Inc. (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	Textiles, Apparel & Luxury Goods – 0.1%
2,496	PVH Corporation	$339,506
	Trading Companies & Distributors – 0.1%
4,640	MSC Industrial Direct Inc., Class A	375,237
	Wireless Telecommunication Services – 0.7%
15,355	Partner Communications Company Limited	144,030
12,000	SBA Communications Corporation, (2)	1,078,080
19,244	Telephone and Data Systems Inc.	496,110
13,012	United States Cellular Corporation	544,162
	Total Wireless Telecommunication Services	2,262,382
	Total Long-Term Investments (cost $172,988,276)	348,276,831
	Other Assets Less Liabilities – (1.5)% (4)	(5,147,160)
	Net Assets – 100%	$343,129,671

Investments in Derivatives as of December 31, 2013

Options Written outstanding:

Number of Contracts	Type	Notional Amount (5)	Expiration Date	Strike Price	Value (4)
(100)	BAIDU Inc.	$(1,850,000)	1/18/14	$185.0	$(27,296)
(100)	Groupon Inc.	(120,000)	1/18/14	12.0	(4,600)
(100)	NASDAQ 100® INDEX	(35,300,000)	1/18/14	3,530.0	(836,500)
(100)	NASDAQ 100® INDEX	(35,650,000)	1/18/14	3,565.0	(575,500)
(75)	RUSSELL 2000® INDEX	(8,587,500)	1/18/14	1,145.0	(207,000)
(100)	S&P 500® INDEX	(18,500,000)	1/18/14	1,850.0	(167,796)
(150)	S&P 500® INDEX	(27,375,000)	1/18/14	1,825.0	(519,000)
(200)	Vertex Pharmaceuticals Inc.	(1,450,000)	1/18/14	72.5	(73,000)
(925)	Total Options Written (premiums received $1,125,710)	$(128,832,500)			$(2,410,692)

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages in the Portfolio of Investments are based on net assets.

(2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)  Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(5)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(6)  For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR  American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments

DPD

Dow 30SM Premium & Dividend Income Fund Inc.

Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 100.1%
	COMMON STOCKS – 98.2%
	Aerospace & Defense – 9.5%
76,000	Boeing Company	$10,373,240
76,000	United Technologies Corporation	8,648,800
	Total Aerospace & Defense	19,022,040
	Beverages – 1.6%
76,000	Coca-Cola Company	3,139,560
	Capital Markets – 6.7%
76,000	Goldman Sachs Group, Inc.	13,471,760
	Chemicals – 2.5%
76,000	E.I. Du Pont de Nemours and Company	4,937,720
	Communications Equipment – 0.9%
76,000	Cisco Systems, Inc.	1,706,200
	Consumer Finance – 3.4%
76,000	American Express Company	6,895,480
	Diversified Financial Services – 2.2%
76,000	JPMorgan Chase & Co.	4,444,480
	Diversified Telecommunication Services – 3.2%
76,000	AT&T Inc.	2,672,160
76,000	Verizon Communications Inc.	3,734,640
	Total Diversified Telecommunication Services	6,406,800
	Food & Staples Retailing – 3.0%
76,000	Wal-Mart Stores, Inc.	5,980,440
	Health Care Providers & Services – 2.9%
76,000	UnitedHealth Group Incorporated	5,722,800
	Hotels, Restaurants & Leisure – 3.7%
76,000	McDonald's Corporation	7,374,280
	Household Products – 3.1%
76,000	Procter & Gamble Company	6,187,160
	Industrial Conglomerates – 6.4%
76,000	3M Co.	10,659,000
76,000	General Electric Company	2,130,280
	Total Industrial Conglomerates	12,789,280
	Insurance – 3.4%
76,000	Travelers Companies, Inc.	6,881,040

Nuveen Investments

DPD  Dow 30SM Premium & Dividend Income Fund Inc. (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	IT Services – 15.6%
76,000	International Business Machines Corporation (IBM)	$14,255,320
76,000	Visa Inc.	16,923,680
	Total IT Services	31,179,000
	Machinery – 3.5%
76,000	Caterpillar Inc.	6,901,560
	Media – 2.9%
76,000	Walt Disney Company	5,806,400
	Oil, Gas & Consumable Fuels – 8.6%
76,000	Chevron Corporation	9,493,160
76,000	Exxon Mobil Corporation	7,691,200
	Total Oil, Gas & Consumable Fuels	17,184,360
	Pharmaceuticals – 6.6%
76,000	Johnson & Johnson	6,960,840
76,000	Merck & Company Inc.	3,803,800
76,000	Pfizer Inc.	2,327,880
	Total Pharmaceuticals	13,092,520
	Semiconductors & Equipment – 1.0%
76,000	Intel Corporation	1,972,960
	Software – 1.4%
76,000	Microsoft Corporation	2,844,680
	Specialty Retail – 3.1%
76,000	Home Depot, Inc.	6,257,840
	Textiles, Apparel & Luxury Goods – 3.0%
76,000	Nike, Inc., Class B	5,976,640
	Total Common Stocks (cost $122,930,285)	196,175,000
Shares	Description (1), (3)	Value
	EXCHANGE-TRADED FUNDS – 1.9%
22,000	SPDR Dow Jones Industrial Average ETF Trust	$3,640,340
	Total Exchange-Traded Funds (cost $3,384,266)	3,640,340
	Total Long-Term Investments (cost $126,314,551)	199,815,340

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.0%
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 1.0%
$2,000	U.S. Treasury Bills, (2)	0.000%	2/13/14	$1,999,970
	Total Short-Term Investments (cost $1,999,839)			1,999,970
	Total Investments (cost $128,314,390) – 101.1%			201,815,310
	Other Assets Less Liabilities – (1.1)% (4)			(2,116,144)
	Net Assets – 100%			$199,699,166

Nuveen Investments

Investments in Derivatives as of December 31, 2013

Options Written outstanding:

Number of Contracts	Type	Notional Amount (5)	Expiration Date	Strike Price	Value (4)
(300)	3M Company	$(4,027,815)	1/18/14	$134.2605	$(179,940)
(200)	3M Company	(2,810,200)	1/18/14	140.5100	(40,305)
(300)	American Express Company	(2,594,055)	1/18/14	86.4685	(128,048)
(300)	AT&T Inc.	(1,090,800)	1/18/14	36.3600	(14)
(300)	Boeing Company	(4,107,600)	1/18/14	136.9200	(21,310)
(300)	Caterpillar Inc.	(2,537,400)	1/18/14	84.5800	(186,945)
(300)	Caterpillar Inc.	(2,670,300)	1/18/14	89.0100	(65,007)
(300)	Chevron Corporation	(3,814,800)	1/18/14	127.1600	(459)
(300)	Cisco Systems Inc.	(663,300)	1/18/14	22.1100	(7,058)
(300)	Coca-Cola Company	(1,249,200)	1/18/14	41.6400	(2,172)
(300)	DuPont E.I. de Nemours and Company	(1,903,500)	1/18/14	63.4500	(46,835)
(300)	Exxon Mobil Corporation	(2,925,900)	1/18/14	97.5300	(110,395)
(300)	General Electric Company	(831,519)	1/18/14	27.7173	(11,744)
(300)	Goldman Sachs Group Inc.	(5,162,400)	1/18/14	172.0800	(158,887)
(300)	Home Depot Inc.	(2,466,747)	1/18/14	82.2249	(14,693)
(300)	IBM Corporation	(5,689,500)	1/18/14	189.6500	(4,908)
(300)	Intel Corporation	(779,298)	1/18/14	25.9766	(6,008)
(300)	Johnson & Johnson	(2,941,800)	1/18/14	98.0600	—
(300)	JPMorgan Chase & Co.	(1,768,098)	1/18/14	58.9366	(3,355)
(300)	McDonald's Corporation	(3,018,900)	1/18/14	100.6300	—
(300)	Merck & Co. Inc.	(1,502,358)	1/18/14	50.0786	(8,119)
(300)	Microsoft Corporation	(1,155,300)	1/18/14	38.5100	(895)
(300)	Nike Inc.	(2,412,981)	1/18/14	80.4327	(389)
(300)	Pfizer Inc.	(987,900)	1/18/14	32.9300	—
(300)	Procter & Gamble Company	(2,616,300)	1/18/14	87.2100	—
(200)	SPDR Dow Jones Industrial Average	(3,320,000)	1/18/14	166.0000	(23,757)
(300)	The Travelers Companies Inc.	(2,757,000)	1/18/14	91.9000	(2,074)
(300)	United Technologies Corporation	(3,391,893)	1/18/14	113.0631	(33,360)
(300)	Unitedhealth Group Inc	(2,252,919)	1/18/14	75.0973	(21,631)
(300)	Verizon Communications Inc.	(1,556,742)	1/18/14	51.8914	(1)
(300)	Visa Inc.	(6,229,800)	1/18/14	207.6600	(450,939)
(300)	Visa Inc.	(6,435,300)	1/18/14	214.5100	(280,489)
(300)	Wal-Mart Stores Inc.	(2,436,900)	1/18/14	81.2300	(1)
(300)	Walt Disney Company	(2,161,200)	1/18/14	72.0400	(130,850)
(200)	Walt Disney Company	(1,495,200)	1/18/14	74.7600	(48,439)
(10,200)	Total Options Written (premiums received $746,763)	$(93,764,925)			$(1,989,027)

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages in the Portfolio of Investments are based on net assets.

(2)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)  A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(4)  Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(5)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

See accompanying notes to financial statements.

Nuveen Investments

DPO

Dow 30SM Enhanced Premium & Income Fund Inc.

Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 96.7%
	COMMON STOCKS – 94.8%
	Aerospace & Defense – 9.2%
143,000	Boeing Company	$19,518,070
143,000	United Technologies Corporation	16,273,400
	Total Aerospace & Defense	35,791,470
	Beverages – 1.5%
143,000	Coca-Cola Company	5,907,330
	Capital Markets – 6.5%
143,000	Goldman Sachs Group, Inc.	25,348,180
	Chemicals – 2.4%
143,000	E.I. Du Pont de Nemours and Company	9,290,710
	Communications Equipment – 0.8%
143,000	Cisco Systems, Inc.	3,210,350
	Consumer Finance – 3.3%
143,000	American Express Company	12,974,390
	Diversified Financial Services – 2.1%
143,000	JPMorgan Chase & Co.	8,362,640
	Diversified Telecommunication Services – 3.1%
143,000	AT&T Inc.	5,027,880
143,000	Verizon Communications Inc.	7,027,020
	Total Diversified Telecommunication Services	12,054,900
	Food & Staples Retailing – 2.9%
143,000	Wal-Mart Stores, Inc.	11,252,670
	Health Care Providers & Services – 2.8%
143,000	UnitedHealth Group Incorporated	10,767,900
	Hotels, Restaurants & Leisure – 3.6%
143,000	McDonald's Corporation	13,875,290
	Household Products – 3.0%
143,000	Procter & Gamble Company	11,641,630
	Industrial Conglomerates – 6.2%
143,000	3M Co.	20,055,750
143,000	General Electric Company	4,008,290
	Total Industrial Conglomerates	24,064,040
	Insurance – 3.3%
143,000	Travelers Companies, Inc.	12,947,220

Nuveen Investments

Shares	Description (1)	Value
	IT Services – 15.1%
143,000	International Business Machines Corporation (IBM)	$26,822,510
143,000	Visa Inc.	31,843,240
	Total IT Services	58,665,750
	Machinery – 3.3%
143,000	Caterpillar Inc.	12,985,830
	Media – 2.8%
143,000	Walt Disney Company	10,925,200
	Oil, Gas & Consumable Fuels – 8.3%
143,000	Chevron Corporation	17,862,130
143,000	Exxon Mobil Corporation, (2)	14,471,600
	Total Oil, Gas & Consumable Fuels	32,333,730
	Pharmaceuticals – 6.3%
143,000	Johnson & Johnson	13,097,370
143,000	Merck & Company Inc.	7,157,150
143,000	Pfizer Inc.	4,380,090
	Total Pharmaceuticals	24,634,610
	Semiconductors & Equipment – 1.0%
143,000	Intel Corporation	3,712,280
	Software – 1.4%
143,000	Microsoft Corporation	5,352,490
	Specialty Retail – 3.0%
143,000	Home Depot, Inc.	11,774,620
	Textiles, Apparel & Luxury Goods – 2.9%
143,000	Nike, Inc., Class B	11,245,520
	Total Common Stocks (cost $270,905,639)	369,118,750
Shares	Description (1), (3)	Value
	EXCHANGE-TRADED FUNDS – 1.9%
44,000	SPDR Dow Jones Industrial Average ETF Trust	$7,280,680
	Total Exchange-Traded Funds (cost $6,710,341)	7,280,680
	Total Long-Term Investments (cost $277,615,980)	376,399,430

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.8%
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.8%
$3,000	U.S. Treasury Bills, (2)	0.000%	2/13/14	$2,999,955
	Total Short-Term Investments (cost $2,999,758)			2,999,955
	Total Investments (cost $280,615,738) – 97.5%			379,399,385
	Other Assets Less Liabilities – 2.5% (4)			9,860,060
	Net Assets – 100%			$389,259,445

Nuveen Investments

DPO  Dow 30SM Enhanced Premium & Income Fund Inc. (continued)
Portfolio of Investments December 31, 2013

Investments in Derivatives as of December 31, 2013

Options Written outstanding:

Number of Contracts	Type	Notional Amount (5)	Expiration Date	Strike Price	Value (4)
(750)	3M Company	$(10,069,538)	1/18/14	$134.2605	$(449,851)
(500)	3M Company	(7,025,500)	1/18/14	140.5100	(100,761)
(750)	American Express Company	(6,485,138)	1/18/14	86.4685	(320,119)
(750)	AT&T Inc.	(2,727,000)	1/18/14	36.3600	(34)
(750)	Boeing Company	(10,269,000)	1/18/14	136.9200	(53,276)
(750)	Caterpillar Inc.	(6,343,500)	1/18/14	84.5800	(467,362)
(600)	Caterpillar Inc.	(5,340,600)	1/18/14	89.0100	(130,014)
(750)	Chevron Corporation	(9,537,000)	1/18/14	127.1600	(1,146)
(750)	Cisco Systems Inc.	(1,658,250)	1/18/14	22.1100	(17,643)
(750)	Coca-Cola Company	(3,123,000)	1/18/14	41.6400	(5,430)
(750)	DuPont E.I. de Nemours and Company	(4,758,750)	1/18/14	63.4500	(117,088)
(750)	Exxon Mobil Corporation	(7,314,750)	1/18/14	97.5300	(275,987)
(750)	General Electric Company	(2,078,798)	1/18/14	27.7173	(29,361)
(750)	Goldman Sachs Group Inc.	(12,906,000)	1/18/14	172.0800	(397,217)
(750)	Home Depot Inc.	(6,166,868)	1/18/14	82.2249	(36,734)
(750)	IBM Corporation	(14,223,750)	1/18/14	189.6500	(12,269)
(750)	Intel Corporation	(1,948,245)	1/18/14	25.9766	(15,020)
(750)	Johnson & Johnson	(7,354,500)	1/18/14	98.0600	—
(750)	JPMorgan Chase & Co.	(4,420,245)	1/18/14	58.9366	(8,388)
(750)	McDonald's Corporation	(7,547,250)	1/18/14	100.6300	(1)
(750)	Merck & Co. Inc.	(3,755,895)	1/18/14	50.0786	(20,297)
(750)	Microsoft Corporation	(2,888,250)	1/18/14	38.5100	(2,238)
(750)	Nike Inc.	(6,032,453)	1/18/14	80.4327	(974)
(400)	SPDR Dow Jones Industrial Average	(6,640,000)	1/18/14	166.0000	(47,513)
(750)	Pfizer Inc.	(2,469,750)	1/18/14	32.9300	—
(750)	Procter & Gamble Company	(6,540,750)	1/18/14	87.2100	—
(750)	The Travelers Companies Inc.	(6,892,500)	1/18/14	91.9000	(5,186)
(750)	United Technologies Corporation	(8,479,733)	1/18/14	113.0631	(83,400)
(750)	Unitedhealth Group Inc	(5,632,298)	1/18/14	75.0973	(54,079)
(750)	Verizon Communications Inc.	(3,891,855)	1/18/14	51.8914	(3)
(750)	Visa Inc.	(15,574,500)	1/18/14	207.6600	(1,127,348)
(650)	Visa Inc.	(13,943,150)	1/18/14	214.5100	(607,726)
(750)	Wal-Mart Stores Inc.	(6,092,250)	1/18/14	81.2300	(2)
(750)	Walt Disney Company	(5,403,000)	1/18/14	72.0400	(327,124)
(500)	Walt Disney Company	(3,738,000)	1/18/14	74.7600	(121,099)
(25,150)	Total Options Written (premiums received $1,823,895)	$(229,272,066)			$(4,834,690)

Total Return Swaps outstanding:

Counterparty	Receive	Pay	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation) (4)
Citibank N.A.	Dow Jones Industrial Average Total Return Index	12-Month USD-LIBOR-BBA less 5 basis points	6/25/14	$56,993,600	$7,608,921
HSBC Bank	Dow Jones Industrial Average Total Return Index	12-Month USD-LIBOR-BBA less 5 basis points	6/25/14	56,993,600	7,608,920
				$113,987,200	$15,217,841

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages in the Portfolio of Investments are based on net assets.

(2)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)  A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(4)  Other Assets Less Liabilities includes the Value and the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(5)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

USD-LIBOR-BBA  United States Dollar – London Inter-Bank Offered Rate – British Bankers Association.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  December 31, 2013

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Assets
Long-term Investments, at value (cost $172,988,276, $126,314,551 and $277,615,980, respectively)	$348,276,831	$199,815,340	$376,399,430
Short-term Investments, at value (cost $ —, $1,999,839 and $2,999,758, respectively)	—	1,999,970	2,999,955
Unrealized appreciation on total return swaps	—	—	15,217,841
Receivable for:
Dividends	96,554	178,631	337,192
Investments sold	2,618,316	23,757	47,513
Reclaims	1,179	—	—
Other assets	7,826	1,420	10,895
Total assets	351,000,706	202,019,118	395,012,826
Liabilities
Cash overdraft	5,023,607	53,988	423,377
Options written, at value (premiums received $1,125,710, $746,763 and $1,823,895, respectively)	2,410,692	1,989,027	4,834,690
Accrued expenses:
Management fees	248,933	144,418	279,193
Directors fees	7,822	1,141	10,839
Other	179,981	131,378	205,282
Total liabilities	7,871,035	2,319,952	5,753,381
Net assets	$343,129,671	$199,699,166	$389,259,445
Shares outstanding	18,509,928	12,015,674	27,856,933
Net asset value per share outstanding	$18.54	$16.62	$13.97
Net assets consist of:
Shares, $.001 par value per share	$18,510	$12,016	$27,857
Paid-in surplus	174,779,386	128,175,138	318,902,712
Undistributed (Over-distribution of) net investment income	—	—	—
Accumulated net realized gain (loss)	(5,671,798)	(746,644)	(40,661,817)
Net unrealized appreciation (depreciation)	174,003,573	72,258,656	110,990,693
Net assets	$343,129,671	$199,699,166	$389,259,445
Authorized shares	100,000,000	100,000,000	100,000,000

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  Year Ended December 31, 2013

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Investment Income
Dividends (net of foreign tax withheld of $11,990, $ — and $ —, respectively)	$4,422,062	$4,579,088	$8,407,059
Interest	84	2,834	3,829
Total investment income	4,422,146	4,581,922	8,410,888
Expenses
Management fees	2,654,573	1,630,850	3,086,335
Shareholder servicing agent fees and expenses	411	448	601
Custodian fees and expenses	62,515	72,836	96,261
Directors fees and expenses	7,919	4,982	9,249
Licensing fees	165,066	54,373	88,183
Professional fees	45,947	38,296	43,791
Shareholder reporting expenses	63,549	46,133	88,965
Stock exchange listing fees	—	8,586	8,897
Investor relations expenses	61,160	41,016	77,441
Other expenses	10,236	7,941	11,603
Total expenses	3,071,376	1,905,461	3,511,326
Net investment income (loss)	1,350,770	2,676,461	4,899,562
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	8,736,533	13,951,450	1,244,429
Options purchased	(41,555)	—	—
Options written	(10,981,824)	(5,650,519)	(13,689,249)
Swaps	—	—	20,534,687
Change in net unrealized appreciation (depreciation) of:
Investments	87,178,622	30,662,013	79,972,592
Options purchased	10,602	—	—
Options written	(1,617,379)	(1,421,480)	(3,427,608)
Swaps	—	—	9,204,517
Net realized and unrealized gain (loss)	83,284,999	37,541,464	93,839,368
Net increase (decrease) in net assets from operations	$84,635,769	$40,217,925	$98,738,930

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets

	NASDAQ Premium Income & Growth (QQQX)		Dow 30SM Premium & Dividend Income (DPD)		Dow 30SM Enhanced Premium & Income (DPO)
	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
Operations
Net investment income (loss)	$1,350,770	$1,159,437	$2,676,461	$3,044,711	$4,899,562	$5,184,435
Net realized gain (loss) from:
Investments	8,736,533	4,175,968	13,951,450	4,777,766	1,244,429	3,151,893
Options purchased	(41,555)	—	—	—	—	—
Options written	(10,981,824)	(7,154,082)	(5,650,519)	(1,311,417)	(13,689,249)	(3,061,304)
Swaps	—	—	—	—	20,534,687	5,695,752
Change in net unrealized appreciation (depreciation) of:
Investments	87,178,622	43,787,289	30,662,013	7,427,147	79,972,592	18,150,928
Options purchased	10,602	(10,602)	—	—	—	—
Options written	(1,617,379)	(4,199)	(1,421,480)	109,025	(3,427,608)	248,354
Swaps	—	—	—	—	9,204,517	3,598,651
Net increase (decrease) in net assets from operations	84,635,769	41,953,811	40,217,925	14,047,232	98,738,930	32,968,709
Distributions to Shareholders
From net investment income	(1,350,770)	(1,169,686)	(6,459,028)	(6,414,302)	(14,785,861)	(10,656,160)
From accumulated net realized gains	—	—	(5,254,440)	—	—	—
Return of capital	(21,001,515)	(21,115,840)	(1,071,209)	(6,370,375)	(9,505,385)	(13,635,086)
Decrease in net assets from distributions to shareholders	(22,352,285)	(22,285,526)	(12,784,677)	(12,784,677)	(24,291,246)	(24,291,246)
Capital Share Transactions
Proceeds from shares issued to shareholders due to reinvestment of distributions	812,737	188,913	—	—	—	—
Net increase (decrease) in net assets from capital share transactions	812,737	188,913	—	—	—	—
Net increase (decrease) in net assets	63,096,221	19,857,198	27,433,248	1,262,555	74,447,684	8,677,463
Net assets at the beginning of period	280,033,450	260,176,252	172,265,918	171,003,363	314,811,761	306,134,298
Net assets at the end of period	$343,129,671	$280,033,450	$199,699,166	$172,265,918	$389,259,445	$314,811,761
Undistributed (Over-distribution of) net investment income at the end of period	$—	$—	$—	$—	$—	$—

See accompanying notes to financial statements.

Nuveen Investments

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending Net Asset Value	Ending Market Value
NASDAQ Premium Income & Growth (QQQX)
Year Ended 12/31:
2013	$15.17	$.07	$4.51	$4.58	$(.07)	$—	$(1.14)	$(1.21)	$18.54	$17.80
2012	14.11	.06	2.21	2.27	(.06)	—	(1.15)	(1.21)	15.17	15.08
2011	14.67	(.01)	.69	.68	(.47)	(.77)	—	(1.24)	14.11	13.03
2010	14.08	(.04)	1.89	1.85	—	—	(1.26)	(1.26)	14.67	14.10
2009	11.28	(.05)	4.70	4.65	—	—	(1.85)	(1.85)	14.08	14.40
Dow 30SM Premium & Dividend Income (DPD)
Year Ended 12/31:
2013	14.34	.22	3.12	3.34	(.54)	(.43)	(.09)	(1.06)	16.62	15.57
2012	14.23	.25	.92	1.17	(.53)	—	(.53)	(1.06)	14.34	13.25
2011	14.39	.23	.77	1.00	(.30)	—	(.86)	(1.16)	14.23	13.12
2010	13.93	.22	1.48	1.70	(.35)	—	(.89)	(1.24)	14.39	14.53
2009	13.20	.26	2.27	2.53	(.26)	—	(1.54)	(1.80)	13.93	14.74
Dow 30SM Enhanced Premium & Income (DPO)
Year Ended 12/31:
2013	11.30	.18	3.36	3.54	(.53)	—	(.34)	(.87)	13.97	13.13
2012	10.99	.19	.99	1.18	(.38)	—	(.49)	(.87)	11.30	10.73
2011	10.93	.17	.85	1.02	(.71)	—	(.25)	(.96)	10.99	10.16
2010	10.35	.15	1.45	1.60	(.63)	—	(.39)	(1.02)	10.93	10.38
2009	9.99	.20	2.16	2.36	(.20)	—	(1.80)	(2.00)	10.35	10.94

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets
	Based on Net Asset Value(b)	Based on Market Value(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)
NASDAQ Premium Income & Growth (QQQX)
Year Ended 12/31:
2013	31.30%	27.04%	$343,130	1.00%	.44%	9%
2012	15.98	25.05	280,033	1.01	.40	1
2011	4.82	.91	260,176	1.04	(.04)	51
2010	14.05	7.46	270,534	1.08	(.25)	33
2009	44.32	79.21	259,728	1.11	(.38)	—
Dow 30SM Premium & Dividend Income (DPD)
Year Ended 12/31:
2013	23.93	26.09	199,699	1.01	1.42	21
2012	8.27	9.04	172,266	1.00	1.73	3
2011	7.27	(1.86)	171,003	1.02	1.63	—
2010	13.03	7.87	172,293	1.10	1.59	—
2009	20.59	29.66	165,397	1.14	2.02	6
Dow 30SM Enhanced Premium & Income (DPO)
Year Ended 12/31:
2013	32.18	31.31	389,259	.99	1.38	71
2012	10.78	14.24	314,812	.99	1.62	44
2011	9.75	7.02	306,134	1.01	1.52	3
2010	16.67	4.95	302,657	1.06	1.43	—
2009	26.48	50.23	285,171	1.08	2.11	6

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  For the fiscal years ended subsequent to December 31, 2009, Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

For the fiscal years ended subsequent to December 31, 2009, Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested divided income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

For the fiscal years ended December 31, 2009, and prior, the Fund's Total Returns Based on Market Value and Net Asset Value reflect the performance of the Fund based on a calculation approved by Fund management of IQ Investment Advisers, LLC, the Funds' previous investment adviser. Total returns based on the calculations described above may have produced substantially different results. Total returns are not annualized.

(c)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

•  NASDAQ Premium Income & Growth Fund Inc. (QQQX) ("NASDAQ Premium Income & Growth (QQQX)")

•  Dow 30SM Premium & Dividend Income Fund Inc. (DPD) ("Dow 30SM Premium & Dividend Income (DPD)")

•  Dow 30SM Enhanced Premium & Income Fund Inc. (DPO) ("Dow 30SM Enhanced Premium & Income (DPO)")

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies. NASDAQ Premium Income & Growth (QQQX), Dow 30SM Premium & Dividend Income (DPD) and Dow 30SM Enhanced Premium & Income (DPO) were organized in the state of Maryland on August 24, 2004, January 18, 2005 and March 5, 2007, respectively.

Investment Adviser

The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

NASDAQ Premium Income & Growth's (QQQX) investment objective is high current income and capital appreciation. The Fund pursues its investment objective principally through a two-part strategy. First, the Fund will invest, under normal circumstances, substantially all of its net assets in a portfolio of investments (the "NASDAQ Investment Portfolio") designed to closely track the performance, before fees and expenses, of the NASDAQ 100® Index (the "Index"). Second, in attempting to generate premium income and reduce the volatility of the Fund's returns, with the intent of improving the Fund's risk-adjusted returns, the Fund will write (sell) call options on the Index, which are fully collateralized by the NASDAQ Investment Portfolio. Under normal circumstances, the notional value of the written options is not expected to exceed 50% of the Fund's net assets.

Dow 30SM Premium & Dividend Income's (DPD) investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund pursues its investment objective principally through a two-part strategy. First, the Fund will invest, under normal circumstances, substantially all of its net assets (including the proceeds of any borrowings for investment purposes) in the thirty stocks included in the Dow Jones Industrial AverageSM ("DJIA") (the "Stocks") in approximately the amounts such Stocks are weighted in the DJIA and/or in other securities or financial instruments that are intended to correlate with the DJIA (the "Other Instruments"). Second, the Fund will write (sell) covered call options on some or all of the Stocks or Other Instruments.

Dow 30SM Enhanced Premium & Income's (DPO) investment objective is to provide a high level of premium and dividend income and the potential for capital appreciation. Under normal circumstances, the Fund will purchase all of the thirty common stocks included in the DJIA, weighted in approximately the same proportions as in the DJIA ("Dow Stocks"). The Fund will also purchase other securities or financial instruments, primarily swap contracts, designed to provide additional investment exposure (i.e., leverage) to the return of the Dow Stocks ("Additional Dow Exposure"). The Dow Stocks and the Additional Dow Exposure are collectively referred to as "Total Dow Exposure." The Fund also will engage in certain option strategies, primarily consisting of writing (selling) covered call options on some or all of the Dow Stocks ("Options"). The Options will be written on approximately 50% (or less) of the Total Dow Exposure at the time they are written. As a result, generally 50% (or more) of the Fund's Total Dow Exposure will have the potential for full capital appreciation. The portion of the Total Dow Exposure subject to the Options will be limited in the amount of capital appreciation that may be obtained.

Nuveen Investments

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Fund's portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of December 31, 2013, the Funds had no outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Directors, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from a Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will reduce net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal years ended December 31, 2013 and December 31, 2012, are reflected in the accompanying financial statements.

Indemnifications

Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. As of December 31, 2013, the Funds were not invested in any portfolio securities or derivatives, other than options and swap contracts further described in Note 3 – Portfolio Securities and Investments in Derivatives that are subject to netting agreements.

Nuveen Investments

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts ("ADR") held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities and total return swap contracts are provided by a pricing service approved by the Funds' Board of Directors. These securities are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The values of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Directors or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Nuveen Investments

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

NASDAQ Premium Income & Growth (QQQX)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$347,896,238	$380,593	$—	$348,276,831
Derivatives:
Options Written	(2,410,692)	—	—	(2,410,692)
Total	$345,485,546	$380,593	$—	$345,866,139
Dow 30SM Premium & Dividend Income (DPD)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$196,175,000	$—	$—	$196,175,000
Exchange-Traded Funds	3,640,340	—	—	3,640,340
Short-Term Investments:
U.S. Government and Agency Obligations	—	1,999,970	—	1,999,970
Derivatives:
Options Written	(23,757)	(1,965,270)	—	(1,989,027)
Total	$199,791,583	$34,700	$—	$199,826,283
Dow 30SM Enhanced Premium & Income (DPO)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$369,118,750	$—	$—	$369,118,750
Exchange-Traded Funds	7,280,680	—	—	7,280,680
Short-Term Investments:
U.S. Government and Agency Obligations	—	2,999,955	—	2,999,955
Derivatives:
Options Written	(47,513)	(4,787,177)	—	(4,834,690)
Total Return Swaps**	—	15,217,841	—	15,217,841
Total	$376,351,917	$13,430,619	$—	$389,782,536

*  Refer to the Fund's Portfolio of Investments for industry classifications and Common Stocks classified as Level 2.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

Nuveen Investments

Notes to Financial Statements (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited. As of December 31, 2013, the Funds were not invested in any repurchase agreements.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund may limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to each Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Options purchased, at value" on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of options purchased" on the Statement of Operations. The changes in values of the options written during the reporting period are recognized as a component of "Change in net unrealized appreciation (depreciation) of options written" on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from options purchased and/or written" on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended December 31, 2013, NASDAQ Premium Income & Growth (QQQX) wrote options on the NASDAQ 100® Index, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential, which is capped at the amount of premium received for each option. NASDAQ Premium Income & Growth (QQQX) also purchased options at a higher strike price than its options written, which have the effect of allowing the Fund to benefit from strong price increases, if they occur. Dow 30SM Premium & Dividend Income (DPD) and Dow 30SM Enhanced Premium Income (DPO) each wrote options on individual stocks, while investing in these same stocks, to enhance returns while foregoing some upside potential.

Nuveen Investments

The average notional amount of outstanding options purchased and options written during the fiscal year ended December 31, 2013, were as follows:

NASDAQ Premium Income & Growth (QQQX)
Average notional amount of outstanding options purchased*	$2,825,000

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Average notional amount of outstanding options written*	$(127,446,500)	$(90,791,298)	$(219,870,739)

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all options held by the Funds as of December 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
NASDAQ Premium Income & Growth (QQQX)
Equity price	Options	—	$—	Options written, at value	$(2,410,692)
Dow 30SM Premium & Dividend Income (DPD)
Equity price	Options	—	$—	Options written, at value	$(1,989,027)
Dow 30SM Enhanced Premium & Income (DPO)
Equity price	Options	—	$—	Options written, at value	$(4,834,690)

The following table presents the options written contacts, which are subject to netting agreements, as well as the collateral delivered related to those options written contracts.

Fund	Counterparty	Options Written, at Value	Amounts Netted on Statement of Assets and Liabilities	Options Written, at Value	Collateral Pledged to Counterparty	Net Exposure
Dow 30SM Premium & Dividend Income (DPD)
	BNP Paribas	$(221,319)	$—	$(221,319)	$90,999	$(130,320)
	Citigroup	(61,615)	—	(61,615)	61,615	—
	Deutsche Bank	(708,533)	—	(708,533)	—	(708,533)
	HSBC	(21,108)	—	(21,108)	—	(21,108)
	JPMorgan Chase	(213,300)	—	(213,300)	—	(213,300)
	UBS	(739,395)	—	(739,395)	422,724	(316,671)
Total		$(1,965,270)	$—	$(1,965,270)	$575,338	$(1,389,932)
Dow 30SM Enhanced Premium & Income (DPO)
	BNP Paribas	$(553,302)	$—	$(553,302)	$183,997	$(369,305)
	Citigroup	(154,037)	—	(154,037)	—	(154,037)
	Deutsche Bank	(1,738,826)	—	(1,738,826)	1,353,560	(385,266)
	HSBC	(52,772)	—	(52,772)	—	(52,772)
	JPMorgan Chase	(533,251)	—	(533,251)	370,744	(162,507)
	UBS	(1,754,989)	—	(1,754,989)	1,276,091	(478,898)
Total		$(4,787,177)	$—	$(4,787,177)	$3,184,392	$(1,602,785)

Nuveen Investments

Notes to Financial Statements (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased and options written during the fiscal year ended December 31, 2013, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased/Written	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased/Written
NASDAQ Premium Income & Growth (QQQX)	Equity price	Options purchased	$(41,555)	$10,602
NASDAQ Premium Income & Growth (QQQX)	Equity price	Options written	(10,981,824)	(1,617,379)
Dow 30SM Premium & Dividend Income (DPD)	Equity price	Options written	(5,650,519)	(1,421,480)
Dow 30SM Enhanced & Premium Income (DPO)	Equity price	Options written	(13,689,249)	(3,427,608)

Swap Contracts

Total return swap contracts involve commitments to pay interest in exchange for a market-linked return, both based on specified notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of offsetting the interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Total return swap contracts are valued daily. A Fund accrues daily the periodic payments expected to be paid and received on each swap contract and recognizes the daily change in the market value of the Fund's contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on total return swaps (,net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps." Income received or paid by a Fund is recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of the swap contract, and are equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. The amount of the payment obligation is based on the notional amount of the swap contract. Payments received or made at the beginning of the measurement period, if any, are recognized as a component of "Total return swap premiums paid and/or received" on the Statement of Assets and Liabilities.

During the fiscal year ended December 31, 2013, Dow 30SM Enhanced Premium & Income (DPO) entered into total return swap contracts that receive the total return of the Dow Jones Industrial Average while paying a floating rate of interest; adding leverage and additional equity exposure to the Fund. The average notional amount of total return swap contacts outstanding during the fiscal year ended December 31, 2013, was as follows:

Dow 30SM Enhanced Premium & Income (DPO)
Average notional amount of total return swap contracts outstanding*	$107,874,134

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all total return swap contracts held by the Fund as of December 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Dow 30SM Enhanced & Premium Income (DPO)
Equity price	Swaps	Unrealized appreciation on total return swaps	$15,217,841	—	$—

The following table presents the swap contacts, which are subject to netting agreements, as well as the collateral delivered related to those swap contracts.

	Counterparty	Gross Unrealized Appreciation on Total Return Swaps*	Gross Unrealized (Depreciation) on Total Return Swaps*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Total Return Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Dow 30SM Enhanced & Premium Income (DPO)
	Citbank N.A.	$7,608,921	$—	$—	$7,608,921	$(7,192,893)	$416,028
	HSBC Bank	7,608,920	—	—	7,608,920	(7,206,104)	402,816
Total		$15,217,841	$—	$—	$15,217,841	$(14,398,997)	$818,844

* Represents gross unrealized appreciation (depreciation) for the counterparty as presented in the Fund's Portfolio of Investments.

Nuveen Investments

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts during the fiscal year ended December 31, 2013, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Dow 30SM Enhanced & Premium Income (DPO)	Equity price	Swaps	$20,534,687	$9,204,517

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Funds have not repurchased any of their outstanding shares since the inception of their share repurchase programs.

Transactions in Fund shares were as follows:

	NASDAQ Premium Income & Growth (QQQX)		Dow 30SM Premium & Dividend Income (DPD)		Dow 30SM Enhanced Premium & Income (DPO)
	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
Shares issued to shareholders due to reinvestment of distributions	52,834	11,748	—	—	—	—

5. Investment Transactions

Purchases and sales (excluding short-term investments and derivative transactions) for the fiscal year ended December 31, 2013, were as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Purchases	$28,634,908	$39,337,221	$191,646,061
Sales	56,829,673	56,479,744	205,170,373

Transactions in options written during the year ended December 31, 2013, were as follows:

	NASDAQ Premium Income & Growth (QQQX)		Dow 30SM Premium & Dividend Income (DPD)		DOW 30SM Enhanced Premium & Income (DPO)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of the period	425	$928,772	15,810	$620,094	36,820	$1,443,122
Options written	7,125	12,678,543	121,120	6,761,610	293,470	16,394,851
Options terminated in closing purchase transactions	(6,425)	(12,238,112)	(61,740)	(3,440,356)	(147,060)	(8,184,186)
Options expired	(200)	(243,493)	(64,990)	(3,194,585)	(158,080)	(7,829,892)
Options outstanding, end of the period	925	$1,125,710	10,200	$746,763	25,150	$1,823,895

Nuveen Investments

Notes to Financial Statements (continued)

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when a Fund realizes net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of December 31, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives) as determined on a federal income tax basis, were as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Cost of investments	$173,247,628	$128,329,711	$280,826,033
Gross unrealized:
Appreciation	$177,619,574	$74,124,956	$101,046,694
Depreciation	(2,590,371)	(639,357)	(2,473,342)
Net unrealized appreciation (depreciation) of investments	$175,029,203	$73,485,599	$98,573,352

Permanent differences, primarily due to tax basis earning and profits adjustments, notional principal contracts, and distribution reclass resulted in reclassifications among the Funds' components of net assets as of December 31, 2013, the Funds' tax year end, as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Paid-in surplus	$(21,001,815)	$(4,854,076)	$(19,839,321)
Undistributed (Over-distribution of) net investment income	21,001,515	10,108,216	19,391,684
Accumulated net realized gain (loss)	300	(5,254,140)	447,637

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2013, the Funds' tax year end, were as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Undistributed net ordinary income	$—	$—	$—
Undistributed net long-term capital gains	—	—	—

The tax character of distributions paid during the Funds' tax years ended December 31, 2013 and December 31, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Distributions from net ordinary income[1]	$1,350,770	$6,459,028	$14,785,861
Distributions from net long-term capital gains[2]	—	5,254,440	—
Return of capital	21,001,515	1,071,209	9,505,385

Nuveen Investments

2012	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Distributions from net ordinary income[1]	$1,169,686	$6,414,302	$10,656,160
Distributions from net long-term capital gains	—	—	—
Return of capital	21,115,840	6,370,375	13,635,086

1  Net ordinary income consists of net taxable income derived from dividends, interest and current year earnings and profits attributable to realized gains.

2  The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2013.

As of December 31, 2013, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Enhanced Premium & Income (DPO)
Expiration:
December 31, 2017	$—	$38,633,190
Not subject to expiration:	6,115,338	—
Total	$6,115,338	$38,633,190

During the Funds' tax year ended December 31, 2013, the following Funds utilized their capital loss carryforwards as follows:

	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Utilized capital loss carryforwards	$3,782,567	$10,333,636

The Funds have elected to defer last-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Post-October capital losses[3]	$547,718	$716,079	$1,788,000
Late-year ordinary losses[4]	—	—	—

3  Capital losses incurred from November 1, 2013 through December 31, 2013, the Funds' tax year end.

4  Specified losses incurred from November 1, 2013 through December 31, 2013.

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments

Notes to Financial Statements (continued)

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	NASDAQ Premium Income & Growth (QQQX) Dow 30SM Premium & Dividend Income (DPD) Dow 30SM Enhanced Premium & Income (DPO) Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2013, the complex-level fee rate for these Funds was .1686%.

The Funds pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments

Additional

Fund Information

Board of Directors

William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds did not repurchase any of their common shares. Any future repurchases will be reported in the next annual or semi-annual report.

Distribution Information

Each Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and its percentage as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	QQQX	DPD	DPO
% QDI	100%	70.89%	56.82%
% DRD	100%	70.48%	56.46%

Nuveen Investments

Glossary of Terms

Used in this Report

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  Beta: A measure of the variability of the change in the share price for a Fund in relation to a change in the value of the Fund's market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

■  Dow Jones Industrial Average: An average that tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both Regulatory Leverage (see below) and the leverage effects of certain derivative investments in the fund's portfolio that increase the fund's investment exposure.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■  NASDAQ-100 Index: An index that includes 100 of the largest domestic and international nonfinancial securities listed on The Nasdaq Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■  Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■  Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■WILLIAM J. SCHNEIDER
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	206
■ROBERT P. BREMNER
1940 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class lll	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206
■JACK B. EVANS
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class lll	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206
■WILLIAM C. HUNTER
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class l

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

				206
■DAVID J. KUNDERT
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class ll

Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

				206

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■JOHN K. NELSON
1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class ll

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Whole- sale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

				206
■JUDITH M. STOCKDALE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class l	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206
■CAROLE E. STONE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class l	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206
■VIRGINIA L. STRINGER
1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class l	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	206
■TERENCE J. TOTH
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class lI

Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				206

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Interested Board Members:
■WILLIAM ADAMS IV(2)
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class ll	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda s Club Chicago.	132
■THOMAS S. SCHREIER, JR.(2)
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class lll	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman's Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	132
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				206
■CEDRIC H. ANTOSIEWICZ
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	100
■MARGO L. COOK
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206
■LORNA C. FERGUSON
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	206

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■STEPHEN D. FOY
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	206
■SCOTT S. GRACE
1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				206
■WALTER M. KELLY
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	206
■TINA M. LAZAR
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	206
■KEVIN J. MCCARTHY
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.

				206
■KATHLEEN L. PRUDHOMME
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■JOEL T. SLAGER
1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	206

(1)  The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  "Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Notes

Notes

Notes

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

EAN-E-1213D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NASDAQ Premium Income & Growth Fund Inc.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2013	$27,386	$0	$3,250	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2012	$26,037	$0	$1,960	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4) “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, from October 28, 2010, the date the Adviser became the Fund’s investment adviser, through the fiscal year ended December 31, 2010.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2013	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2012	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2013	$3,250	$0	$0	$3,250
December 31, 2012	$1,960	$0	$0	$1,960

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures.  The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties.  The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc. (“NFALLC”), is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”).  NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”), as Sub-Adviser to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at the Sub-Adviser:

Nuveen Asset Management

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

Mr. Hembre, Managing Director of Nuveen Asset Management, entered the financial services industry in 1992.  He joined Nuveen Asset Management, LLC in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors, Inc. (“FAF Advisors”) and currently serves as Nuveen Asset Management’s Chief Economist and Chief Investment Strategist. Mr. Hembre previously served in various positions with FAF Advisors since 1997 where he headed the team that managed the firm’s asset allocation, international equity, quantitative equity, and index products and most recently also served as Chief Economist and Chief Investment Strategist.

Mr. Friar, Senior Vice President and Portfolio Manager of Nuveen Asset Management since January 2011, entered the financial services industry in 1998. He joined Nuveen Asset Management in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors. Mr. Friar previously served in various positions with FAF Advisors since 1999 where he served as a member of FAF’s Performance Measurement group.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of December 31, 2013, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

	(ii) Number of Other Accounts Managed and Assets by Account Type						(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Keith Hembre	11	$2.63 billion	0	$0	0	$0 million	N/A	N/A	N/A
David Friar	11	$3.41 billion	0	$0	14	$566 million	N/A	N/A	N/A

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation.  Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF QQQX SECURITIES AS OF December 31, 2013

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Keith Hembre	X
David Friar	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14 (b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) NASDAQ Premium Income & Growth Fund Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 6, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 6, 2014